LB Series Fund, Inc.

Form N-SAR for
Period Ended 12-31-02

INDEX TO EXHIBITS

EXHIBIT NO.                        ITEM
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    1.            Report on internal control by Independent Public Accountants.  (Item 77.B.)

    2.            Conclusions and certifications of registrant's principal executive officer and principal financial officer
                  (Item 77.Q.3)

    3.            Rule 10f-3 Report (Item 77.O)